                                                                   EXHIBIT 10.13

                              CONTINUING GUARANTY
                          (D.A. INTERNATIONAL, INC.)


     WHEREAS, D.A. CONSULTING GROUP, INC., a Texas corporation, formerly known as DOCUMENTATION ASSOCIATES, INC., hereinafter called "Borrower," may from time to time become indebted to SOUTHWEST BANK OF TEXAS, N.A., a national banking association, hereinafter called "Lender."

     FOR GOOD AND VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, and to induce Lender, at its option, at any time or from time to time to lend money to Borrower, the undersigned (individually and collectively called "Guarantor") hereby (jointly and severally if more than one) unconditionally guarantees unto Lender the prompt and complete payment of the Guaranteed Indebtedness (as herein defined) when due (whether at its stated maturity, by acceleration or otherwise) in accordance with the terms of the Loan Documents (as herein defined).

     The term "Guaranteed Indebtedness," as used herein, means all indebtedness of every kind and character, whether now existing or hereafter arising, of Borrower to Lender, whether direct or indirect, primary or secondary, joint or several, fixed or contingent and whether evidenced by note, draft, open account, acceptance, overdraft, line of credit, endorsement, guaranty, security agreement, loan agreement, application for letter of credit or otherwise, and without limit as to amount except that if, but only if, the following blank in this sentence is filled in, the amount of the Guaranteed Indebtedness shall be limited to the aggregate at any one time to the principal sum of $ [unlimited] (but see the last paragraph of this Guaranty) together with interest thereon, and all penalties, costs, fees and expenses (including, but not limited to, attorneys' fees) as provided for under any of the Loan Documents and as incurred by Lender in connection with any of the foregoing indebtedness, including, but not limited to, collecting or attempting to collect any of the foregoing indebtedness from Borrower or incurred by Lender in connection with this Guaranty (including, but not limited to, attorneys' fees and costs of collection). The term "Other Indebtedness," as used herein, means all indebtedness, if any, of Borrower to Lender that is not Guaranteed Indebtedness. "Loan Documents," as used herein, shall include each and every note, draft, line of credit, loan agreement, application for letter of credit, guaranty or other similar document or instrument (if any) at any time and from time to time executed in connection with the Guaranteed Indebtedness, all amendments, modifications, restatements, supplements, endorsements, renewals, extensions and rearrangements thereof and substitutions therefor, and each and every deed of trust, mortgage, security agreement, pledge, assignment or other similar instrument (if any), at any time and from time to time securing, in whole or in part, the Guaranteed Indebtedness. "Collateral Proceeds" shall mean any proceeds, credits or recoveries from any source, including, without limitation, all proceeds, credits and amounts received from the exercise of any Non-Exclusive Remedy. "Non-Exclusive Remedies" shall mean the right, power and privilege of Lender, following the occurrence of a default or an event of default hereunder or under any of the other Loan Documents, (a) to receive and obtain payment of all or a portion of the Guaranteed Indebtedness and (b) to seek and obtain performance of the obligations, covenants and agreements of Borrower and each Guarantor to and with Lender, through pursuit of, among other remedies, rights and privileges, one or more of the following remedies, rights and privileges:


                              Page 1 of 10 Pages
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     (i)     foreclosure of any liens and security interests relating to the
             Loan Documents to the full extent of the value of the collateral securing the Guaranteed Indebtedness;
     (ii) enforcement of Borrower's monetary obligations to Lender under the Loan Documents;
     (iii) enforcement of any Guarantor's monetary obligation to Lender under this Guaranty;
     (iv) enforcement of all other obligations, covenants and agreements of Borrower, any of its joint venturers or partners, and any Guarantor under the Loan Documents, whether through any judicial or non-judicial foreclosure, self-help or other repossession of collateral or security, institution of suit, settlement, compromise, enforcement of specific performance or any other means which Lender may elect in its sole discretion;
     (v) recovery against Borrower, any of its joint venturers or partners, for appropriation by the Borrower, any of its joint venturers or partners, to its own use of any rents, revenues, insurance proceeds, deposits, distributions or other property of a similar nature after Lender shall have become entitled thereto; and
     (vi) enforcement of all other rights, remedies, powers and privileges of Lender under the Loan Documents or allowed by law.

     The foregoing list of Non-Exclusive Remedies is not an exhaustive or exclusive list, but is cumulative of all rights, remedies, powers and privileges of Lender under the Loan Documents and at law.

     This Guaranty is unconditional and absolute, and if for any reason all or any portion of the Guaranteed Indebtedness shall not be paid promptly when due, Guarantor will immediately (jointly and severally if more than one) pay the same to Lender or any other person or entity entitled thereto, regardless of any defense, right of setoff or counterclaim which Borrower may have or assert, and regardless of whether Lender or any other person or entity shall have taken any steps to enforce any rights against Borrower or any other entity to collect such sum, and regardless of any other condition or contingency. This Guaranty shall also cover interest on the Guaranteed Indebtedness (as provided for in the Loan Documents) and all reasonable expenses incurred by Lender in enforcing any of the Loan Documents, this Guaranty, or both.

     The obligations, covenants, agreements and duties of each Guarantor under this Guaranty shall in no way be affected or impaired by reason of the happening from time to time of any of the following with respect to the Loan Documents, without the necessity of any notice to, or further consent of any Guarantor:
(a) the release or waiver, by operation of law or otherwise, of the performance or observance by Borrower or any co-guarantor, surety, endorser or other obligor of any express or implied agreement, covenant, term or condition in any of the Loan Documents to be performed or observed by such party; (b) the extension of the time for the payment of all or any portion of the Guaranteed Indebtedness or any other sums payable under the Loan Documents or the extension of time for the performance of any other obligation under, arising out of or in connection with the Loan Documents; (c) the supplementing, modification or amendment (whether material or otherwise) of any of the Loan Documents or of the obligations of Borrower, any Guarantor or any surety for Borrower set forth in the Loan Documents or otherwise; (d) any failure, omission, delay or lack of diligence on the part of Lender, or any other person or entity, to enforce, assert or exercise any right, privilege, power or remedy conferred on Lender or any other person or entity in any of the Loan Documents, or any action on the part of Lender or such other person or entity granting indulgence or extension of any kind; (e) the release of any security under any deed of trust, mortgage, security agreement, pledge, assignment or other Loan Document, or the release,


                              Page 2 of 10 Pages
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modification, waiver or failure to enforce any pledge, security device, insurance agreement, bond or other guaranty, surety or indemnity agreement whatsoever; (f) the release, modification, waiver or failure to enforce any right, benefit, privilege or interest under any contract or agreement, under which the rights of Borrower or any other obligor have been collaterally or absolutely assigned, or in which a security interest has been granted to Lender as direct or indirect security for payment of the Guaranteed Indebtedness or performance of any obligations to Lender; (g) the voluntary or involuntary liquidation, dissolution, sale of any collateral, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or deficiency readjustment of debt of, or other similar proceedings affecting Borrower or any other surety for Borrower or any of the assets of Borrower; (h) any invalidity of or defect or deficiency in any of the Loan Documents or failure to acquire, perfect or to maintain perfection of any lien on or security interest in any collateral securing payment of the Guaranteed Indebtedness or any portion thereof or performance of Borrower's or any other person's obligations under the Loan Documents or securing this Guaranty; (i) the settlement, compromise or subordination of any obligation guaranteed hereby or hereby incurred; (j) the insanity, minority or other disability or bankruptcy, insolvency, death or corporate dissolution of Borrower (even though the same shall render the Guaranteed Indebtedness void or unenforceable or uncollectible, in whole or in part, as against Borrower); and (k) the receipt of any Collateral Proceeds by Lender from whatever source, each Guarantor hereby expressly agreeing that, unless otherwise agreed to by Lender in writing, Collateral Proceeds shall not be applied to reduce the Guaranteed Indebtedness unless and until Lender has determined, in its sole discretion, that all Other Indebtedness has been fully paid and satisfied and that all obligations, if any, of Lender to advance monies to or on behalf of Borrower pursuant to the Loan Documents have terminated.

     Each Guarantor hereby WAIVES marshalling of assets and liabilities, sale in inverse order of alienation, notice of acceptance of this Guaranty and of any liability to which it applies or may apply, presentment, demand for payment, protest, notice of non-payment, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and demands, collection suit or taking of any other action by Lender. Further, each Guarantor expressly waives each and every right to which it may be entitled by virtue of the suretyship law of the State of Texas, including, without limitation, any rights it may have pursuant to Rule 31, Texas Rules of Civil Procedure, Chapter 34 of the Texas Business and Commerce Code and Section 17.001, Texas Civil Practice and Remedies Code.

     This is an absolute guaranty of payment and not of collection, and each Guarantor WAIVES any right to require that any action be brought against Borrower or any other person or entity. Should Lender seek to enforce the obligations of any Guarantor by action in any court, such Guarantor WAIVES any necessity, substantive or procedural, that a judgement previously be rendered against Borrower or any other person or entity or that Borrower or any other person or entity be joined in such cause or that a separate action be brought against Borrower or any other person or entity; the obligations of each Guarantor hereunder are several from those of Borrower or any other person or entity (including any other surety for Borrower), and are primary obligations concerning which each Guarantor is the principal obligor. All waivers herein contained shall be without prejudice to Lender at its option to proceed against Borrower or any other person or entity, whether by separate action or by joinder. Notwithstanding any payment or payments made by any Guarantor hereunder or any setoff or application of funds of any Guarantor by Lender, no Guarantor shall be entitled to be subrogated to any of the rights of Lender against Borrower or any collateral security or rights of offset held by Lender for

                              Page 3 of 10 Pages
the payment of the Guaranteed Indebtedness until all of the Guaranteed Indebtedness is paid in full and all obligations (if any) of Lender to extend credit to Borrower in connection with the Loan Documents shall have terminated. This is a continuing guaranty, and all extensions of credit and financial accommodations heretofore, concurrently herewith or hereafter made by Lender to Borrower shall be conclusively presumed to have been made in acceptance of and reliance on this Guaranty.

     This Guaranty is an absolute and unconditional guaranty of the Guaranteed Indebtedness, is irrevocable (except as stated elsewhere in this paragraph) and shall continue in full force and effect until payment in full of the Guaranteed Indebtedness. In the event of the death of any Guarantor, the obligations of the deceased shall continue in full force and effect as to all indebtedness guaranteed hereby prior to the day five business days after the day on which Lender shall have received notice in writing of the termination of this Guaranty as hereinabove set forth. Each Guarantor shall remain fully liable hereunder in accordance with the terms set forth herein notwithstanding a revocation by, or the death of, or complete or partial release for any cause of, any one or more of the remainder of the undersigned, or of Borrower or of anyone liable in any manner for the liabilities (including those hereunder) incurred directly or indirectly in respect thereof or hereof, and notwithstanding the dissolution, termination or change in personnel of any one or more of the undersigned.

     Each Guarantor agrees that so long as all or any part of the Guaranteed Indebtedness remains unpaid: (a) Lender may determine in its sole discretion which Non-Exclusive Remedy or Non-Exclusive Remedies to pursue and Lender may pursue any one or more of the Non-Exclusive Remedies without prejudice to the right of Lender to pursue any other Non-Exclusive Remedy (including enforcement and collection of this Guaranty); (b) except as expressly provided herein or agreed to by Lender, the receipt of sums by Lender through pursuit of any one or more Non-Exclusive Remedies shall not prejudice the right of Lender to receive payment of sums through pursuit of any other Non-Exclusive Remedy, and the rights of Lender under the Loan Documents are cumulative; (c) realization upon the collateral security or guaranties and the other obligations provided for in any Loan Documents and application of the proceeds thereof to reduce the Guaranteed Indebtedness shall not affect or impair Lender's right to seek enforcement of any other Loan Documents in accordance with their respective terms; and (d) Lender may apply any sums realized through pursuit of any Non-Exclusive Remedy toward payment of principal, interest and other expenses owing by Borrower, by any Guarantor or by any other obligor or surety in such order of priority and manners as Lender may elect in its sole discretion.

     Guarantor (jointly and severally if more than one) represents and warrants to Lender that: (a) as to any Guarantor which is a corporation, it is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified and in good standing in each other jurisdiction in which the conduct of its business or the maintenance of its property so requires, and has full power and authority to carry on its business as presently conducted and to execute, deliver and perform this Guaranty; (b) this Guaranty has been duly authorized, executed and delivered by such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms; (c) the execution, delivery and performance of this Guaranty (i) do not and will not violate any Guarantor's articles of incorporation, certificate of incorporation, bylaws or any other restriction by which any Guarantor or any of its properties may be bound, (ii) do not and will not violate or conflict with any law, governmental rule or regulation or any judgment, writ, order, injunction, award or decree of any court, arbitrator, administrative agency or other governmental authority applicable to any Guarantor or any indenture, mortgage, contract, agreement or other undertaking to which any


                              Page 4 of 10 Pages

Guarantor is a party or by which any Guarantor or any of its property may be bound or affected, and (iii) do not and will not require any consent of any other person or any consent, license, permit, authorization or other approval of, registration with, any giving of notice to or any exemption by, any court, arbitrator, administrative agency or other governmental authority; (d) there is no action, suit or proceeding pending or, to the knowledge of Guarantor, threatened against of affecting any Guarantor before any court or administrative agency which might result in any material adverse change in the business or financial condition of any Guarantor; (e) each Guarantor has filed all federal and state tax returns which are required to be filed, and has paid all taxes as shown on said returns and all assessments against the property of such Guarantor to the extent that such taxes and assessments have become due and payable; (f) no Guarantor is a party to any contract or agreement which materially and adversely affects the business, property or assets, or financial condition of such Guarantor; (g) all information supplied and statements made to Lender by or on behalf of any Guarantor prior to, contemporaneously with or subsequent to the execution of this Guaranty are and shall be true, correct, complete, valid and genuine; (h) all financial statements and applications for credit furnished to Lender by or on behalf of any Guarantor fully and accurately present the financial condition of the subject thereof as of the dates thereof and for the periods then ended; (i) no material adverse change has occurred in the financial condition reflected in such financial statements and applications for credit since the respective dates thereof; (j) no Guarantor is in default with respect to any order, writ, injunction, decree or demand of any court or other governmental authority, or in the payment of any indebtedness for borrowed money or under the terms or provisions of any agreement or instrument evidencing or securing any such indebtedness; (k) as to any Guarantor which is a corporation, the execution and delivery of this Guaranty to Lender will benefit directly or indirectly such Guarantor; and (l) no representation or warranty contained in this Guaranty and no statement contained in any certificate, schedule, list, financial statement or other instrument furnished to Lender contains, or will contain, any untrue statement of material fact or omits or will omit, to state a material fact necessary to make the statement contained herein or therein not misleading.

     Each Guarantor shall furnished to Lender all such financial statements and other information relating to the financial condition, properties and affairs of such Guarantor as Lender may from time to time request.

     No Guarantor will change its address, name or identity without notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change.

     Upon the occurrence of any of the following events: (a) Borrower's failure to pay any Guaranteed Indebtedness when due or any other default or event of default under any terms of the Loan Documents; or (b) any representation or warranty made by or on behalf of any Guarantor herein or in any writing furnished in connection with or pursuant to this Guaranty shall be incorrect, false or misleading on the date as of which made; or (c) any Guarantor shall default in the punctual and complete performance or observance of any agreement, covenant, term or condition contained herein or in any instrument given to secure Guarantor's obligations hereunder; or (d) any Guarantor shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed monies or advances in excess of $10,000.00, or fail to observe or perform any term, covenant or agreement contained in any agreement or obligation by which it is bound evidencing or securing borrowed money for such period of time as would accelerate, or would permit the holder thereof, or of any obligation issued thereunder, to accelerate, the maturity thereof, or of any such obligation; or (e) a final judgment or judgments in the aggregate for the payment of money in excess of $100,000.00 shall be rendered

                              Page 5 of 10 Pages
against any Guarantor and the same shall remain undischarged for a period of thirty (30) days during which execution shall not effectively be stayed; or (f) any Guarantor shall claim, or any court shall find or rule, that Lender does not have a valid lien on any security which may have been provided by any Guarantor or such other person for the Guaranteed Indebtedness; or (g) any Guarantor shall make a general assignment for the benefit of creditors or shall petition or apply to any tribunal for the appointment of a custodian, liquidator, trustee or receiver of all or any substantial part of the business, estate or assets of any Guarantor or shall commence any proceeding relating to such Guarantor or its property under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or (h) any such petition or application shall be filed or any such proceeding shall be commenced against any Guarantor, and such Guarantor by any act or omission shall indicate approval thereof, consent thereto or acquiescence therein, or an order shall be entered appointing any such custodian, liquidator, trustee or receiver of all or any substantial part of the assets of any Guarantor, or granting relief to any Guarantor or approving the petition in any such proceeding, and such order shall remain in effect for more than sixty (60) days; or (i) any Guarantor shall fail generally to pay its debts as they become due, or suffer any writ of attachment or execution or any similar process to be issued or levied against it or any substantial part of its property which is not released, stayed, bonded or vacated within sixty (60) days after its issue or levy; or (j) any Guarantor shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which would be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid or shall have suffered or permitted, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings or distraint which is not vacated within sixty (60) days from the date thereof; or (k) as to any Guarantor who is an individual, such Guarantor shall die and his estate or a substantial part of such estate shall be distributed by the executor or administrator thereof to his heirs or in accordance with such Guarantor's will prior to all the distributees of such estate or part thereof (by an instrument approved in form and substance by Lender) either (i) jointly and severally assuming all of such deceased Guarantor's obligation hereunder or (ii) to secure the payment of the Guaranteed Indebtedness effectively pledging, mortgaging or otherwise creating a first lien (but without any personal liability on such distributee's part) on a portion of the assets of such estate valued by a qualified appraiser approved by Lender at not less than the principal amount of the Guaranteed Indebtedness then outstanding; or (l) as to any Guarantor which is a corporation, partnership or joint venture, the dissolution, liquidation or termination of existence of such Guarantor or the sale, conveyance, lease or other disposition of a substantial part of the assets of such Guarantor; or (m) any adverse material change shall occur in the assets, liabilities, financial condition, business operations, affairs or circumstances of any Guarantor, then an event of default under this Guaranty shall have occurred and the holder or holders of the Guaranteed Indebtedness may, at its or their option, declare the unpaid balance of the Guaranteed Indebtedness, together with all interest then accrued thereon, to be immediately due and payable, and thereupon the Guaranteed Indebtedness shall immediately due and payable and thereupon the Guaranteed Indebtedness shall immediately be due and payable without presentation, notice of protest, other notice of dishonor, notice of intent to accelerate, or notice of acceleration, all of which are hereby expressly WAIVED by each Guarantor.

     If, at any time, there be Other Indebtedness, (a) Lender, without in any manner impairing its rights hereunder, may, at its option, exercise rights of offset by applying first, to the Other Indebtedness, any deposit balances to the credit of Borrower and (b) except as stated in the last sentence of this paragraph, Lender may


                              Page 6 of 10 Pages
apply, first, to the Other Indebtedness, all payments by Borrower and all amounts realized by Lender from collateral or security held by Lender for the payment of Borrower's indebtedness. If a particular security instrument expressly requires an application different from that permitted under the preceding sentence, proceeds realized by Lender from such security instrument shall be applied as provided in such instrument.

        If more than one person executes this Guaranty, their obligations under this Guaranty shall be joint and several. Suit may be brought against such person jointly and severally or against any one or more but less than all of them, without impairing or releasing the rights of Lender against any other such person.

        No delay on the part of Lender in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right, nor shall any single or partial exercise of any right, power or privilege bar any further or subsequent exercise of the same or any other right, power or privilege.

        This Guaranty shall not be changed orally, but shall be changed only by agreement in writing signed by the person against whom enforcement of such chance is sought.

        Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor or (except as otherwise expressly provided herein) by depositing the same in the United States Postal Service, postage prepaid, registered or certified mail, return receipt requested, addressed to the respective parties at the address shown below or to such other address as the intended recipient may have specified in a prior written notice received by the sender (and if so given, shall be deemed given on the business day following the day on which such communication was mailed).

        The masculine and neuter genders used herein shall each include the masculine, feminine and neuter genders and the singular number used herein shall include the plural number. The words "person" and "entity" shall include individuals, corporations, partnerships, joint ventures, associations, joint stock companies, trusts, unincorporated organizations, and governments and any agency or political subdivision thereof.

        This Guaranty shall be binding upon each Guarantor, his heirs, devisees, executors, administrators, personal representatives, trustees, receivers, successors and assigns and shall inure to the benefit of, and be enforceable by, Lender and its successors and assigns and each and every other person who shall from time to time be or become the owner or holder of any of the Guaranteed Indebtedness, and each and every reference herein to "Lender" shall also include each and every successor or holder. No Guarantor shall assign its obligations hereunder without the prior written consent of Lender. This Guaranty may be executed in multiple counterparts, and each counterpart executed by any party shall be deemed an original and shall be binding upon the person or entity executing the same, irrespective of whether any other Guarantor has executed that or any other counterpart of this Guaranty. Production of any counterpart other than the one to be enforced shall not be required.

        This Guaranty shall be governed by and construed and interpreted in accordance with the laws of the United States of America and the State of Texas. The county in which Lender has its principal place of business in Texas shall be the proper place of venue to enforce payment or performance of this Guaranty. Each Guarantor irrevocably agrees that any legal proceeding arising out of or in connection with this Guaranty shall

                              Page 7 of 10 Pages
be brought in the state district courts of the county in which Lender has its principal place of business in Texas, or in the United States District Court for the district in which such county is located.

        Notwithstanding anything to the contrary herein, with respect to any portion of the Guaranteed Indebtedness which is a "consumer credit obligation" (hereinafter called a "consumer credit obligation") as defined in 12 C.F.R. 227 Regulation AA, promulgated by the Federal Reserve Board (hereinafter called "Regulation AA"), this Guaranty shall be construed as to comply with Regulation AA. In the event any provision hereof, including, without limitation, any waiver provision, shall be found by either Lender or a court of competent jurisdiction to be in violation of Regulation AA, then such provision only shall automatically become a nullity as to such consumer credit obligation and shall have no further force and effect with respect thereto, without, however, rendering such provision unenforceable as to any portion of this Guaranty, unenforceable as to any of the Guaranteed Indebtedness or rendering this entire Guaranty unenforceable and without in any other manner cancelling, amending, discharging or limiting this Guaranty.

        If any other person or entity shall with respect to any of the Guaranteed Indebtedness at any time execute and deliver any guaranty, or any other agreement or document with substantially the same effect as a guaranty, or grant any collateral security, the obligations of each Guarantor hereunder shall be joint and several with the obligations of such other person or entity pursuant to such agreement or document and the agreement or document granting such collateral security.

        Nothing herein shall be construed to cancel, amend, discharge or limit any other guaranty or similar obligation executed by any Guarantor in favor of Lender. If (a) any Guarantor shall have previously executed any other guaranty in favor of Lender which has not been cancelled, terminated or revoked and (b) the blank in the third paragraph of this Guaranty has been filled in, then the aggregate amount of the Guaranteed Indebtedness shall (notwithstanding any limit stated in said blank) be limited to the aggregate of the debt guaranteed by all such previous uncancelled, unrevoked and unterminated guaranties plus the amount to which this Guaranty is limited (as stated in that blank).

        THIS WRITTEN CONTINUING GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                              Page 8 of 10 Pages

        THIS GUARANTY is executed as of the 27th day of May, 1997.


                                    GUARANTOR:

                                    D.A. INTERNATIONAL, INC.
                                    a Texas corporation


                                    By:  /s/ Michael Mackey
                                       -----------------------------
                                    Name:  Michael Mackey
                                         ---------------------------
                                    Title:  CFO
                                          --------------------------

                                    Address of Guarantor

                                    12200 NW Freeway, Suite 200
                                    Houston, TX 77092

                                    LENDER:

                                    SOUTHWEST BANK OF TEXAS, N.A.,
                                    a national banking association


                                    By: /s/ Brooks H. McGee, Sr. Vice President
                                      -----------------------------------------
                                      Brooks H. McGee, Senior Vice President


                              Page 9 of 10 Pages

THE STATE OF TEXAS      )
                        )
COUNTY OF TEXAS         )

        This instrument was acknowledged before me on this the _________ day of _____________________________, 1997, by ______________________________________,
_________________________________________________ of D. A. INTERNATIONAL, INC.,
a Texas corporation, on behalf of said corporation.



                                        ---------------------------------------
                                          Notary Public in and for
                                          The State of T E X A S



                              Page 10 of 10 Pages